Exhibit 10.8

NOBLE ENERGY, INC.

1992 STOCK OPTION AND RESTRICTED STOCK PLAN

2016 RESTRICTED STOCK AGREEMENT

[3-YEAR PERFORMANCE VESTED]

THIS AGREEMENT is made and entered into as of the      day of                     , 2016, by and between NOBLE ENERGY, INC., a Delaware corporation (the “Company”), and                     (“Employee”).

WHEREAS, the Compensation, Benefits and Stock Option Committee of the Company’s Board of Directors (the “Committee”), acting under the Company’s 1992 Stock Option and Restricted Stock Plan as amended and restated effective October 20, 2015 (the “Plan”), has the authority to award restricted shares of the common stock of the Company to certain employees of the Company or an Affiliate; and

WHEREAS, pursuant to the Plan the Committee has determined to make such an award to Employee on the terms and conditions and subject to the restrictions set forth in the Plan and this Agreement, and Employee desires to accept such award;

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. For the purposes of this Agreement:

(a) “Bonus Award” is defined in Section 3.

(b) “Bonus Restricted Shares” are defined in Section 3.

(c) “Effective Date” means the date first written above.

(d) “Peer Group” means the group of companies consisting of each of the following companies in existence as of the beginning of the Performance Period and which continues in existence as an independent publicly traded corporation through the end of the Performance Period:

Anadarko Petroleum Corp. Apache Corp. Cabot Oil & Gas Corp. Chesapeake Energy Corp. Continental Resources, Inc. Devon Energy Corp. EOG Resources, Inc. Hess Corporation	Marathon Oil Corporation Murphy Oil Corp. Noble Energy, Inc. Pioneer Natural Resources Company Range Resources Corp. Southwestern Energy Company

For this purpose, a company shall not be considered to cease to be in existence merely on account of a name change, internal restructuring or reorganization, or similar event, if the company (or its successor) continues as substantially the same business following the change or event.

(e) “Performance Award” is defined in Section 2.

(f) “Performance Period” means the period of time commencing on January 1, 2016, and ending on December 31, 2018.

(g) “Performance Restricted Shares” are defined in Section 2.

(h) “Total Shareholder Return” for the Company and for the other Peer Group companies shall be determined on the basis of the total investment performance that would have resulted at the end of the Performance Period from investing $100 in the common stock of the Company and each of the other companies in the Peer Group, using a beginning stock price and an ending stock price equal to the average closing price for the month of December immediately preceding the beginning of the Performance Period and the month of December immediately preceding the end of the Performance Period, respectively, and with all dividends reinvested.

(i) “Vesting Date” means the third anniversary of the Effective Date.

2. Performance Restricted Stock Award. On the terms and conditions and subject to the restrictions, including forfeiture, hereinafter set forth, the Company hereby awards to Employee as of the Effective Date, and Employee hereby accepts, a performance-based restricted stock award (the “Performance Award”) of             shares (the “Performance Restricted Shares”) of common stock of the Company. The Performance Restricted Shares shall be issued in book-entry or stock certificate form in the name of Employee as of the Effective Date. The Performance Restricted Shares shall be held by the Company in escrow for Employee’s benefit until such time as the Performance Restricted Shares are either forfeited by Employee to the Company or the restrictions thereon terminate as set forth in this Agreement. Employee shall not retain physical custody of any certificates representing Performance Restricted Shares issued to Employee until such time as the restrictions on such Performance Restricted Shares terminate as set forth in this Agreement. Employee, by acceptance of the Performance Award, shall be deemed to appoint, and does so appoint, the Company and each of its authorized representatives as Employee’s attorney(s)-in-fact to effect any transfer of forfeited Performance Restricted Shares to the Company as may be required pursuant to the Plan or this Agreement, and to execute such representations or other documents or assurances as the Company or such representatives deem necessary or advisable in connection with any such transfer. To the extent allowable by applicable law, the Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Performance Restricted Shares in escrow while acting in good faith in the exercise of its judgment.

3. Bonus Restricted Stock Award. On the terms and conditions and subject to the restrictions, including forfeiture, hereinafter set forth, the Company hereby awards to Employee as of the Effective Date, and Employee hereby accepts, an additional performance-based restricted stock award (the “Bonus Award”) of             shares (the “Bonus Restricted Shares”) of common stock of the Company. The Bonus Restricted Shares shall be issued in book-entry or stock certificate form in the name of Employee as of the Effective Date. The Bonus Restricted Shares shall be held by the Company in escrow for Employee’s benefit until such time as the Bonus Restricted Shares are either forfeited by Employee to the Company or the restrictions thereon terminate as set forth in this Agreement. Employee shall not retain physical custody of any certificates representing Bonus Restricted Shares issued to Employee until such time as the restrictions on such Bonus Restricted Shares terminate as set forth in this Agreement. Employee, by acceptance of the Bonus Award, shall be deemed to appoint, and does so appoint, the Company and each of its authorized representatives as Employee’s attorney(s)-in-fact to effect any transfer of forfeited Bonus Restricted Shares to the Company as may be required pursuant to the Plan or this Agreement, and to execute such representations or other documents or assurances as the Company or such representatives deem necessary or advisable in connection with any such transfer. To the extent allowable by applicable law, the Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Bonus Restricted Shares in escrow while acting in good faith in the exercise of its judgment.

4. Vesting and Forfeiture.

(a) General. Until the Vesting Date, (i) the Performance Restricted Shares and the Bonus Restricted Shares shall be subject to being forfeited by Employee to the Company as provided in this Agreement, and (ii) Employee may not sell, assign, transfer, discount, exchange, pledge or otherwise encumber or dispose of any of the Performance Restricted Shares or the Bonus Restricted Shares unless the restrictions applicable to such shares have terminated in accordance with the provisions of this Agreement or the Plan.

(b) Performance Restricted Shares. On the Vesting Date, a percentage, determined in accordance with the schedule below and subject to the Committee’s discretionary authority described in Section 4(b)(iv), of the Performance Restricted Shares (rounded down to the nearest whole share) awarded to Employee pursuant to Section 2 hereof that are still outstanding and not previously forfeited shall vest and become nonforfeitable, and the restrictions applicable hereunder to such vested Performance Restricted Shares shall terminate. The vested percentage determined in accordance with the schedule below shall be based upon the level of the Company’s Total Shareholder Return relative to the Total Shareholder Return of the companies in the Peer Group, all determined at the end of the Performance Period. Any Performance Restricted Shares that do not become vested as of the Vesting Date shall be forfeited by Employee and transferred to the Company at no cost to the Company.

Company’s Total Shareholder Return Relative to Peer Group Companies	Percentage of Shares Vested
50th percentile or above	100%
25th percentile	50%
Below 25th percentile	None

(i) If the percentile level of the Company’s Total Shareholder Return is between two levels indicated on the foregoing schedule, the amount earned under such schedule shall be determined on the basis of a straight-line interpolation between such levels.

(ii) If Employee’s employment with the Company or an Affiliate terminates prior to the Vesting Date by reason of Employee’s death or Disability, the restrictions applicable hereunder to all of the Performance Restricted Shares that are still subject to the restrictions of this Agreement shall terminate.

(iii) If Employee’s employment with the Company or an Affiliate terminates prior to the Vesting Date for any reason other than Employee’s death or Disability, then on the date of such termination of employment all of the Performance Restricted Shares shall be forfeited by Employee and transferred to the Company at no cost to the Company.

(iv) As soon as practicable (but in no event later than 60 days) after the termination of the restrictions applicable hereunder to all or a portion of the Performance Restricted Shares, such Performance Restricted Shares with respect to which the restrictions have terminated, together with any dividends or other distributions with respect to such shares then being held by the Company pursuant to the provisions of this Agreement, shall be delivered to Employee free of such restrictions. Prior to the issuance of the Performance Restricted Shares pursuant to this Section 4(b)(iv), the Committee shall determine and certify in writing (i) the level of the Company’s Total Shareholder Return relative to the Total Shareholder Return of the companies in the Peer Group, both determined at the end of the Performance Period and (ii) whether the other material terms of the Performance Award have been satisfied. The Committee in its sole and absolute discretion shall have the authority to reduce, but not to increase, the number of Performance Restricted Shares to be issued, retained or vested pursuant to the Performance Award.

(c) Bonus Restricted Shares. On the Vesting Date, a percentage, determined in accordance with the schedule below and subject to the Committee’s discretionary authority described in Section 4(c)(iv), of the Bonus Restricted Shares (rounded down to the nearest whole share) awarded to Employee pursuant to Section 3 hereof that are still outstanding and not previously forfeited shall vest and become nonforfeitable, and the restrictions applicable hereunder to such vested Bonus Restricted Shares shall terminate.

The vested percentage determined in accordance with the schedule below, shall be based upon the level of the Company’s Total Shareholder Return relative to the Total Shareholder Return of the companies in the Peer Group, all determined at the end of the Performance Period. Any Bonus Restricted Shares that do not become vested as of the Vesting Date shall be forfeited by Employee and transferred to the Company at no cost to the Company.

Company’s Total Shareholder Return Relative to Peer Group Companies	Percentage of Shares Earned
90th percentile or above	100%
75th percentile	50%
50th percentile or below	None

(i) If the percentile level of the Company’s Total Shareholder Return is between two levels indicated on the foregoing schedule, the amount earned under such schedule shall be determined on the basis of a straight-line interpolation between such levels.

(ii) Notwithstanding the foregoing, if the Total Shareholder Return at the end of the Performance Period is less than zero, all of the Bonus Restricted Shares shall be forfeited by Employee and transferred to the Company at no cost to the Company.

(iii) If Employee’s employment with the Company or an Affiliate terminates prior to the Vesting Date for any reason, then on the date of such termination of employment all of the Bonus Restricted Shares shall be forfeited by Employee and transferred to the Company at no cost to the Company.

(iv) As soon as practicable (but in no event later than 60 days) after the termination of the restrictions applicable hereunder to all or a portion of the Bonus Restricted Shares, such Bonus Restricted Shares with respect to which the restrictions have terminated, together with any dividends or other distributions with respect to such shares then being held by the Company pursuant to the provisions of this Agreement, shall be delivered to Employee free of such restrictions. Prior to the issuance of the Bonus Restricted Shares pursuant to this Section 4(c)(iv), the Committee shall determine and certify in writing (i) the level of the Company’s Total Shareholder Return relative to the Total Shareholder Return of the companies in the Peer Group, both determined at the end of the Performance Period and (ii) whether the other material terms of the Bonus Award have been satisfied. The Committee in its sole and absolute discretion shall have the authority to reduce, but not to increase, the number of Bonus Restricted Shares to be issued, retained or vested pursuant to the Bonus Award.

(d) Change in Control. In accordance with the provisions of Section 17 of the Plan, if a Change in Control occurs prior to the last day of the Performance Period and while Employee is employed by the Company or an Affiliate and is followed by the termination of Employee’s employment (i) by the Company or its Affiliate, as applicable, for reasons other than a Termination for Cause, or (ii) by Employee on account of Good Reason, within the 24-month period following the date of such Change in Control, (1) a percentage, determined in accordance with Section 4(b) (except for the last sentence of Section 4(b)(iv) giving the Committee discretionary authority to further reduce the number of Performance Shares issued, retained or vested, which shall not apply), but based upon the level of the Company’s Total Shareholder Return relative to the Total Shareholder Return of the companies in the Peer Group as determined on the last day of the month immediately preceding the date of the termination of Employee’s employment, of all of the Performance Restricted Shares (rounded down to the nearest whole share) that are still outstanding and subject to the restrictions of this Agreement shall become nonforfeitable and the other restrictions applicable hereunder to such shares shall terminate, and (2) a percentage, determined in accordance with Section 4(c) (except for the last sentence of Section 4(c)(iv) giving the Committee discretionary authority to further reduce the number of Performance Shares issued, retained or vested, which shall not apply), but based upon the level of the Company’s Total Shareholder Return relative to the Total Shareholder Return of the companies in the Peer Group as determined on the last day of the month immediately preceding the date of the termination of Employee’s employment, of all of the Bonus Restricted Shares (rounded down to the nearest whole share) that are still outstanding and subject to the restrictions of this Agreement shall become nonforfeitable and the other restrictions applicable hereunder to such shares shall terminate. As soon as practicable (but in no event later than 60 days) after the termination of such restrictions, the Performance Restricted Shares and Bonus Restricted Shares (and/or any successor securities or other property attributable to the Performance Restricted Shares and Bonus Restricted Shares that may result from the Change in Control), together with any dividends or other distributions with respect to such shares then being held by the Company pursuant to the provisions of this Agreement, shall be delivered to Employee free of such restrictions.

(e) For the purposes of this Agreement, transfers of employment without interruption of service between or among the Company and its Affiliates shall not be considered a termination of employment.

5. Rights as Shareholder. Subject to the provisions of this Agreement, upon the issuance of the Performance Restricted Shares and the Bonus Restricted Shares to Employee, Employee shall become the owner thereof for all purposes and shall have all rights as a stockholder, including voting rights and the right to receive dividends and distributions, with respect to the Performance Restricted Shares and the Bonus Restricted Shares. If the Company shall pay or declare a dividend or make a distribution of any kind, whether due to a reorganization, recapitalization or otherwise, with respect to the shares of Company common stock constituting the Performance Restricted Shares and the Bonus Restricted Shares, then the Company shall pay or make such dividend or other distribution with respect to the Performance Restricted Shares and the Bonus Restricted Shares; provided, however, that with respect to any of the Performance Restricted Shares and the Bonus Restricted Shares that are still subject to the restrictions of this Agreement, the cash, stock or other securities and other property constituting such dividend or other distribution pertaining to such Performance Restricted Shares and the Bonus Restricted Shares shall be held by the Company subject to the restrictions applicable hereunder to such Performance Restricted Shares and the Bonus Restricted Shares until such Performance Restricted Shares and the Bonus Restricted Shares are either forfeited by Employee and transferred to the Company or the restrictions thereon terminate as set forth in this Agreement. If the Performance Restricted Shares and the Bonus Restricted Shares with respect to which such dividend or distribution was paid or made are forfeited by Employee pursuant to the provisions hereof, then Employee shall not be entitled to receive such dividend or distribution and such dividend or distribution shall likewise be forfeited and transferred to the Company. If the restrictions applicable to the Performance Restricted Shares and the Bonus Restricted Shares with respect to which such dividend or distribution was paid or made terminate in accordance with the provisions of this Agreement, then Employee shall be entitled to receive such dividend or distribution with respect to such shares, without interest, and such dividend or distribution shall likewise be delivered to Employee.

6. Withholding Taxes.

(a) Employee may elect, within 30 days of the Effective Date and on notice to the Company, to realize income for federal income tax purposes equal to the fair market value of the Performance Restricted Shares and/or Bonus Restricted Shares on the Effective Date. In such event, Employee shall make arrangements satisfactory to the Company or the appropriate Affiliate to pay in the year of the Performance Award and the Bonus Award any federal, state or local taxes required to be withheld with respect to such shares. Such arrangements may include, to the extent such arrangements are acceptable to the Company or such Affiliate and do not provide for tax withholding in amounts in excess of the minimum withholding requirements contemplated by SFAS 123(R), the transfer of shares of Common Stock, other than the Performance Restricted Shares and the Bonus Restricted Shares, to the Company or such Affiliate for application to satisfy such withholding requirements on the basis of the Fair Market Value of such shares on the date of transfer to the Company or such Affiliate. If Employee fails to make such payments, then any provision of this Agreement to the contrary notwithstanding, the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due from the Company or an Affiliate to or with respect to Employee, whether or not pursuant to this Agreement, or the Plan and regardless of the form of payment, any federal, state or local taxes of any kind required by law to be withheld with respect to the Performance Restricted Shares and the Bonus Restricted Shares.

(b) If no election is made by Employee pursuant to Section 4(a) hereof, then upon the termination of the restrictions applicable hereunder to the Performance Restricted Shares and the Bonus Restricted Shares, Employee (or in the event of Employee’s death, the administrator or executor of Employee’s estate) will pay to the Company or the appropriate Affiliate, or make arrangements satisfactory to the Company or such Affiliate regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Performance Restricted Shares and the Bonus Restricted Shares. Such arrangements may include, to the extent such arrangements are acceptable to the Company or such Affiliate and do not provide for tax withholding in amounts in excess of the minimum withholding requirements contemplated by SFAS 123(R), the transfer of Performance Restricted Shares and the Bonus Restricted Shares that have become nonforfeitable and no longer subject to restrictions hereunder or other shares of Common Stock to the Company or such Affiliate for application to satisfy such withholding requirements on the basis of the Fair Market Value of such shares on the date of transfer to the Company or such Affiliate. If Employee (or in the event of Employee’s death, the administrator or executor of Employee’s estate) fails to make such payments, then any provision of this Agreement to the contrary notwithstanding, the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due from the Company or an Affiliate to or with respect to Employee, whether or not pursuant to this Agreement, or the Plan and regardless of the form of payment, any federal, state or local taxes of any kind required by law to be withheld with respect to the Performance Restricted Shares and the Bonus Restricted Shares.

8. Effect on Employment. Nothing contained in this Agreement shall confer upon Employee the right to continue in the employment of the Company or an Affiliate, or affect any right which the Company or an Affiliate may have to terminate the employment of Employee.

9. Assignment. The Company may assign all or any portion of its rights and obligations under this Agreement. The Performance Award, the Bonus Award, the Performance Restricted Shares, the Bonus Restricted Shares and the rights and obligations of Employee under this Agreement may not be sold, assigned, transferred, discounted, exchanged, pledged or otherwise encumbered or disposed of by Employee other than by will or the laws of descent and distribution.

10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of (i) the Company and its successors and assigns, and (ii) Employee, and Employee’s heirs, devisees, executors, administrators and personal representatives.

11. Notices. All notices required or permitted to be given or made under this Agreement shall be in writing and shall be made in accordance with the provisions of the Plan. Notices under this Agreement shall be delivered or sent (i) to Employee at Employee’s address as set forth in the records of the Company, or (ii) to the Company at the principal executive offices of the Company clearly marked “Attention: Lee Robison”.

12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to its principles of conflict of laws.

13. Further Assurances. Employee agrees to execute such additional instruments and to take all such further action as may be reasonably requested by the Company to carry out the intent and purposes of this Agreement.

14. Subject to Plan. The Performance Award, the Bonus Award, the Performance Restricted Shares, the Bonus Restricted Shares and this Agreement are subject to all of the terms and conditions of the Plan as amended from time to time. In the event of any conflict between the terms and conditions of the Plan and those set forth in this Agreement, the terms and conditions of the Plan shall control. Capitalized terms not defined in this Agreement shall have the meaning set forth in the Plan.

15. Compensation Recoupment Policy. Employee hereby acknowledges and agrees that Employee, the Performance Award and the Bonus Award are subject to the Company’s compensation recoupment policy as contained in the Company’s Code of Conduct (the “Policy”), as amended from time to time, and the terms and conditions of the Policy are hereby incorporated by reference into this Agreement.

16. Descriptive Headings and References. The descriptive headings herein are inserted for convenience of reference only, do not constitute a part of this Agreement, and shall not affect in any manner the meaning or interpretation of this Agreement. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.

17. Electronic Documentation. Any provision of this Agreement to the contrary notwithstanding, provisions in this Agreement setting forth a requirement for delivery of a written notice, agreement, consent, acknowledgement, or other documentation in writing, including a written signature, may be satisfied by electronic delivery of such notice, agreement, consent, acknowledgement, or other documentation, in a manner that the Committee has prescribed or that is otherwise acceptable to the Committee, provided that evidence of the intended recipient’s receipt of the electronic delivery is available to the Committee and that such delivery is not prohibited by applicable laws and regulations.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Company and Employee have executed this Agreement as of the date first written above.

NOBLE ENERGY, INC.

[Name]
[Title]

EMPLOYEE

Employee Signature

Employee Printed Name

*****

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